Loans Receivable, Net	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Loans Receivable, Net
(3)	Loans Receivable, Net:

The components of loans receivable in the consolidated balance sheets as of December 31, 2016, and December 31, 2015, were as follows:

	December 31, 2016		December 31, 2015
	Amount	Percent	Amount	Percent
Real estate loans:
One-to-four family first mortgages	$147,962	24.2%	$145,999	26.0%
Home equity line of credit	35,684	5.8%	33,644	6.0%
Second mortgages	1,452	0.3%	1,771	0.3%
Multi-family	34,284	5.6%	24,725	4.4%
Construction	39,255	6.4%	34,878	6.2%
Land	23,840	3.9%	22,453	4.0%
Farmland	47,796	7.8%	42,246	7.5%
Non-residential real estate	182,940	30.0%	149,711	26.6%

Total mortgage loans	513,213	84.0%	455,427	81.0%
Consumer loans	8,717	1.4%	20,324	3.6%
Commercial loans	88,907	14.6%	86,743	15.4%

Total other loans	97,624	16.0%	107,067	19.0%

Total loans	610,837	100.0%	562,494	100.0%

Deferred loan cost, net of fees	(439)		(445)
Less allowance for loan losses	(6,112)		(5,700)

Total loans, net	$604,286		$556,349

Loans serviced for the benefit of others totaled approximately $33.5 million and $36.9 million at December 31, 2016 and 2015, respectively. At December 31, 2016, approximately $19.7 million of the $33.5 million in loans serviced by the Company are serviced for the benefit of Freddie Mac. Servicing loans for others generally consists of collecting mortgage payments, maintaining escrow amounts, disbursing payments to investors and foreclosure processing. The servicing rights associated with these loans are not material to the Company’s consolidated financial statements. Qualified one-to-four family first mortgage loans are pledged to the Federal Home Loan Bank of Cincinnati as discussed in Note 6. At December 31, 2016, the carrying amount of loans eligible and pledged to the Federal Home Loan Bank of Cincinnati was $135.7 million.

The Company originates most fixed rate loans for immediate sale to outside investors, including Freddie Mac. Generally, the agreement to sell such loans occurs shortly after the loan application is tentatively approved through best effort commitments, not binding the Company to deliver a loan that does not close.

The Company uses the following risk definitions for commercial loan risk grades:

Excellent - Loans in this category are to persons or entities of unquestioned financial strength, a highly liquid financial position, with collateral that is liquid and well margined. These borrowers have performed without question on past obligations, and the Bank expects their performance to continue. Internally generated cash flow covers current maturities of long-term debt by a substantial margin. Loans secured by Bank certificates of deposit and savings accounts, with appropriate holds placed on the accounts, are to be rated in this category.

Very Good - These are loans to persons or entities with strong financial condition and above-average liquidity who have previously satisfactorily handled their obligations with the Bank. Collateral securing the Bank’s debt is margined in accordance with policy guidelines. Internally generated cash flow covers current maturities of long-term debt more than adequately. Unsecured loans to individuals supported by strong financial statements and on which repayment is satisfactory may be included in this classification.

Satisfactory - Assets of this grade conform to substantially all the Bank’s underwriting criteria and evidence an average level of credit risk; however, such assets display more susceptibility to economic, technological or political changes since they lack the above average financial strength of credits rated Very Good. Borrower’s repayment capacity is considered to be adequate. Credit is appropriately structured and serviced; payment history is satisfactory.

Acceptable - Assets of this grade conform to most of the Bank’s underwriting criteria and evidence an acceptable, though higher than average, level of credit risk; however, these loans have certain risk characteristics which could adversely affect the borrower’s ability to repay given material adverse trends. Loans in this category require an above average level of servicing and show more reliance on collateral and guaranties to preclude a loss to the Bank should material adverse trends develop. If the borrower is a company, its earnings, liquidity and capitalization are slightly below average when compared to its peers.

Watch - These loans are characterized by borrowers who have marginal cash flow, marginal profitability, or have experienced an unprofitable year and a declining financial condition. The borrower has in the past satisfactorily handled debts with the Bank, but in recent months has either been late, delinquent in making payments, or made sporadic payments. While the Bank continues to be adequately secured, margins have decreased or are decreasing, despite the borrower’s continued satisfactory condition. Other characteristics of borrowers in this class include inadequate credit information, weakness of financial statement and repayment capacity, but with collateral that appears to limit exposure. This classification includes loans to established borrowers that are reasonably margined by collateral, but where potential for improvement in financial capacity appears limited.

Special Mention - Loans in this category have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deteriorating prospects for the asset or in the institution’s credit position at some future date. Borrowers may be experiencing adverse operating trends or market conditions. Non-financial reasons for rating a credit exposure Special Mention include, but are not limited to: management problems, pending litigations, ineffective loan agreement and/or inadequate loan documentation, structural weaknesses and/or lack of control over collateral.

Substandard - A substandard asset is inadequately protected by the current sound worth or paying capacity of the debtor or the collateral pledged. There exists one or more well defined weaknesses that jeopardize the liquidation of the debt. There is a distinct possibility the Bank will experience some loss if the deficiencies are not corrected. Generally, the asset is considered collectible as to both principal and interest primarily because of collateral coverage or enterprise value. Generally, the asset is current and marginally secured.

Doubtful - A loan classified as doubtful has all the weaknesses inherent in a loan classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. These are poor quality loans in which neither the collateral, if any, nor the financial condition of the borrower presently ensure collectability in full in a reasonable period of time; in fact, there is permanent impairment in the collateral securing the Bank’s loan. These loans are in a work-out status and have a defined work-out strategy.

Loss - Loans classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. The Bank takes losses in the period in which they become uncollectible.

The following credit risk standards are assigned to consumer loans:

Satisfactory - All consumer open-end and closed-end retail loans shall have an initial risk grade assigned of 3 - Satisfactory.

Substandard - All consumer open-end and closed-end retail loans past due 90 cumulative days from the contractual date will be classified as 7 - Substandard. If a consumer/retail loan customer files bankruptcy, the loan will be classified as 7 - Substandard regardless of payment history.

Loss - All closed-end retail loans that become past due 120 cumulative days and open-end retail loans that become past due 180 cumulative days from the contractual due date will be charged off as loss assets. The charge-off will be taken by the end of the month in which the 120-day or 180-day time period elapses. All losses in retail credit will be recognized when the affiliate becomes aware of the loss, but in no case should the charge off exceed the time frames stated within this policy.

A loan is considered to be impaired when management determines that it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. The value of individually impaired loans is measured based on the present value of expected payments or using the fair value of the collateral if the loan is collateral dependent. Currently, it is management’s practice to classify all substandard or doubtful loans as impaired.

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial and industrial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. Once it is determined that the borrower’s management possesses sound ethics and solid business acumen, the Company’s management examines current and projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type and geographic location. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. As a general rule, the Company avoids financing single-purpose projects unless other underwriting factors are present to help mitigate risk. The Company also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2016, approximately $78.7 million of the outstanding principal balance of the Company’s non-residential real estate loans were secured by owner-occupied properties, approximately $104.2 million was secured by non-owner occupied properties.

With respect to loans to developers and builders that are secured by non-owner occupied properties that the Company may originate from time to time, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

Most of the Company’s lending activity occurs in Western Kentucky and Middle and Western Tennessee. The majority of the Company’s loan portfolio consists of non-residential real estate loans, farmland and agri-business commercial loans and one-to-four family residential real estate loans.

Loans by classification type and the related valuation allowance amounts at December 31, 2016 were as follows:

		Special	Impaired Loans			Specific Allowance for Impairment	Allowance for Loans not Impaired
	Pass	Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$145,965	744	1,253	—	147,962	—	852
Home equity line of credit	35,109	25	550	—	35,684	—	260
Junior liens	1,411	30	11	—	1,452	—	8
Multi-family	31,280	—	3,004	—	34,284	—	412
Construction	39,255	—	—	—	39,255	—	277
Land	15,581	35	8,224	—	23,840	1,036	724
Non-residential real estate	172,395	3	10,542	—	182,940	—	964
Farmland	44,832	674	2,290	—	47,796	—	778
Consumer loans	8,382	—	335	—	8,717	84	124
Commercial loans	85,174	603	3,130	—	88,907	28	565

Total	$579,384	2,114	29,339	—	610,837	1,148	4,964

Loans by classification type and the related valuation allowance amounts at December 31, 2015 were as follows:

		Special	Impaired Loans			Specific Allowance for Impairment	Allowance for Loans not Impaired
	Pass	Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$142,729	41	3,229	—	145,999	60	970
Home equity line of credit	33,475	—	169	—	33,644	—	201
Junior liens	1,720	35	16	—	1,771	—	8
Multi-family	21,644	—	3,081	—	24,725	138	89
Construction	34,878	—	—	—	34,878	—	377
Land	11,794	41	10,618	—	22,453	69	1,310
Non-residential real estate	138,865	2,489	8,357	—	149,711	134	1,005
Farmland	41,917	—	329	—	42,246	—	358
Consumer loans	20,123	—	201	—	20,324	49	309
Commercial loans	84,317	352	2,074	—	86,743	180	443

Total	$531,462	2,958	28,074	—	562,494	630	5,070

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2016 were as follows:

	At December 31, 2016			For the year ended December 31, 2016
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$1,253	1,253	—	1,470	67
Home equity line of credit	550	550	—	390	24
Junior liens	11	11	—	13	1
Multi-family	3,004	3,004	—	3,005	172
Construction	—	—	—	—	—
Land	1,553	2,513	—	7,868	38
Non-residential real estate	10,542	10,542	—	9,363	485
Farmland	2,290	2,290	—	1,563	120
Consumer loans	—	—	—	21	1
Commercial loans	2,865	2,865	—	3,168	112

Total	22,068	23,028	—	26,861	1,020

Impaired loans with a specific allowance
One-to-four family mortgages	$—	—	—	452	—
Home equity line of credit	—	—	—	—	—
Junior liens	—	—	—	—	—
Multi-family	—	—	—	910	—
Construction	—	—	—	—	—
Land	6,671	6,671	1,036	1,811	485
Non-residential real estate	—	—	—	—	—
Farmland	—	—	—	533	—
Consumer loans	335	335	84	273	—
Commercial loans	265	265	28	754	24

Total	7,271	7,271	1,148	4,733	509

Total impaired loans	$29,339	30,299	1,148	31,594	1,529

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2015 were as follows:

	At December 31, 2015			For the year ended December 31, 2015
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
Impaired loans with no specific allowance
One-to-four family mortgages	$2,526	2,526	—	2,389	80
Home equity line of credit	169	169	—	457	7
Junior liens	16	16	—	17	1
Multi-family	2,128	2,128	—	2,797	126
Construction	—	—	—	—	—
Land	10,038	10,998	—	8,520	671
Non-residential real estate	7,640	7,640	—	283	404
Farmland	329	329	—	7,774	19
Consumer loans	5	5	—	3	—
Commercial loans	1,274	1,274	—	1,599	73

Total	24,125	25,085	—	23,839	1,381

Impaired loans with a specific allowance
One-to-four family mortgages	$703	703	60	709	40
Home equity line of credit	—	—	—	—	—
Junior liens	—	—	—	—	—
Multi-family	953	953	138	318	17
Construction	—	—	—	—	—
Land	580	580	69	1,707	46
Non-residential real estate	717	717	134	836	28
Farmland	—	—	—	—	—
Consumer loans	196	196	49	194	—
Commercial loans	800	800	180	514	15

Total	3,949	3,949	630	4,278	146

Total impaired loans	$28,074	29,034	630	28,117	1,527

The following table presents the balance in the allowance for loan losses and the recorded investment in loans as of December 31, 2016, and December 31, 2015, by portfolio segment and based on the impairment method as of December 31, 2016, and December 31, 2015.

	Commercial	Land Development / Construction	Commercial Real Estate	Residential Real Estate	Consumer	Total
December 31, 2016:
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$28	1,036	—	—	84	1,148
Collectively evaluated for impairment	565	1,001	2,154	1,120	124	4,964

Total ending allowance balance	$593	2,037	2,154	1,120	208	6,112

Loans:
Loans individually evaluated for impairment	$3,130	8,224	15,836	1,814	335	29,339
Loans collectively evaluated for impairment	85,777	54,871	249,184	183,284	8,382	581,498

Total ending loans balance	$88,907	63,095	265,020	185,098	8,717	610,837

	Commercial	Land Development / Construction	Commercial Real Estate	Residential Real Estate	Consumer	Total
December 31, 2015:
Allowance for loan losses:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$180	69	272	60	49	630
Collectively evaluated for impairment	443	1,687	1,452	1,179	309	5,070

Total ending allowance balance	$623	1,756	1,724	1,239	358	5,700

Loans:
Loans individually evaluated for impairment	$2,074	10,618	11,767	3,414	201	28,074
Loans collectively evaluated for impairment	84,669	46,713	204,915	178,000	20,123	534,420

Total ending loans balance	$86,743	57,331	216,682	181,414	20,324	562,494

The average recorded investment in impaired loans for the years ended December 31, 2016 and 2015 was $31.6 million and $28.1 million, respectively. The Company recognized $1.5 million of interest income on impaired loans for the years ended December 31, 2016 and December 31, 2015, respectively, and $2.0 million for the year ended December 31, 2014. The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 31, 2016:

	Balance 12/31/2015	Charge off 2016	Recovery 2016	General Provision 2016	Specific Provision 2016	Ending Balance 12/31/2016
One-to-four family mortgages	$1,030	—	167	(118)	(227)	852
Home equity line of credit	201	(30)	14	59	16	260
Junior liens	8	—	14	—	(14)	8
Multi-family	227	(421)	—	323	283	412
Construction	377	—	—	(100)	—	277
Land	1,379	—	—	(586)	967	1,760
Non-residential real estate	1,139	—	10	(41)	(144)	964
Farmland	358	—	—	420	—	778
Consumer loans	358	(422)	293	(187)	166	208
Commercial loans	623	(595)	141	122	302	593

	$5,700	(1,468)	639	(108)	1,349	6,112

The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 30, 2015:

	Balance 12/31/2014	Charge off 2015	Recovery 2015	General Provision 2015	Specific Provision 2015	Ending Balance 12/31/2015
One-to-four family mortgages	$1,198	(143)	39	(176)	112	1,030
Home equity line of credit	181	(92)	10	20	82	201
Junior liens	14	—	4	(6)	(4)	8
Multi-family	85	—	—	4	138	227
Construction	146	—	—	231	—	377
Land	1,123	(911)	—	850	317	1,379
Non-residential real estate	2,083	(222)	2	(944)	220	1,139
Farmland	461	—	—	500	(603)	358
Consumer loans	494	(298)	118	(123)	167	358
Commercial loans	504	(201)	54	(61)	327	623

	$6,289	(1,867)	227	295	756	5,700

The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 30, 2014:

	Balance 12/31/2013	Charge off 2014	Recovery 2014	General Provision 2014	Specific Provision 2014	Ending Balance 12/31/2014
One-to-four family mortgages	$2,048	(233)	24	(304)	(337)	1,198
Home equity line of credit	218	(83)	3	(37)	80	181
Junior liens	39	—	9	(25)	(9)	14
Multi-family	466	—	—	(381)	—	85
Construction	88	(139)	9	58	130	146
Land	1,305	—	—	(74)	(108)	1,123
Non-residential real estate	2,719	(66)	864	(1,368)	(66)	2,083
Farmland	510	—	—	542	(591)	461
Consumer loans	541	(415)	109	(13)	272	494
Commercial loans	748	(296)	94	(244)	202	504

	$8,682	(1,232)	1,112	(1,846)	(427)	6,289

Non-accrual loans totaled $9.1 million and $7.4 million at December 31, 2016, and December 31, 2015, respectively. All non-accrual loans noted below are classified as either substandard or doubtful. Interest income foregone on such loans totaled $108,000 at December 31, 2016, $337,000 at December 31, 2015, and $76,000 at December 31, 2014, respectively. The Company is not committed to lend additional funds to borrowers whose loans have been placed on a non-accrual basis. There were no loans past due more than three months and still accruing interest as of December 31, 2016, and December 31, 2015. For the years ended December 31, 2016, and December 31, 2015, the components of the Company’s balances of non-accrual loans are as follows:

	12/31/2016	12/31/2015
One-to-four family first mortgages	$270	2,234
Home equity lines of credit	402	48
Multi-family	—	1,968
Land	7,675	1,553
Non-residential real estate	208	247
Farmland	—	166
Consumer loans	3	8
Commercial loans	516	1,198

Total non-accrual loans	$9,074	7,422

The table below presents gross loan balances excluding deferred loan fees of $439,000 at December 31, 2016, by loan classification allocated between past due, classified, performing and non-performing:

	Currently	30 - 89 Days	Non-accrual	Special	Impaired Loans Currently Performing
	Performing	Past Due	Loans	Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$145,069	896	270	744	983	—	$147,962
Home equity line of credit	35,087	22	402	25	148	—	35,684
Junior liens	1,407	4	—	30	11	—	1,452
Multi-family	31,280	—	—	—	3,004	—	34,284
Construction	39,255	—	—	—	—	—	39,255
Land	15,581	—	7,675	35	549	—	23,840
Non-residential real estate	172,395	—	208	3	10,334	—	182,940
Farmland	44,832	—	—	674	2,290	—	47,796
Consumer loans	8,354	28	3	—	332	—	8,717
Commercial loans	84,913	261	516	603	2,614	—	88,907

Total	$578,173	1,211	9,074	2,114	20,265	—	610,837

The table below presents gross loan balances excluding deferred loan fees of $445,000 at December 31, 2015, by loan classification allocated between past due, classified, performing and non-performing:

	Currently	30 - 89 Days	Non-accrual	Special	Impaired Loans Currently Performing
	Performing	Past Due	Loans	Mention	Substandard	Doubtful	Total
One-to-four family mortgages	$142,058	671	2,234	41	995	—	$145,999
Home equity line of credit	33,396	79	48	—	121	—	33,644
Junior liens	1,720	—	—	35	16	—	1,771
Multi-family	21,638	6	1,968	—	1,113	—	24,725
Construction	34,878	—	—	—	—	—	34,878
Land	11,047	747	1,553	41	9,065	—	22,453
Non-residential real estate	138,637	228	247	2,489	8,110	—	149,711
Farmland	41,853	64	166	—	163	—	42,246
Consumer loans	20,108	15	8	—	193	—	20,324
Commercial loans	84,272	45	1,198	352	876	—	86,743

Total	$529,607	1,855	7,422	2,958	20,652	—	562,494

All loans listed as 30-89 days past due and non-accrual are not performing as agreed. Loans listed as special mention, substandard and doubtful are paying as agreed. However, the customer’s financial statements may indicate weaknesses in their current cash flow, the customer’s industry may be in decline due to current economic conditions, collateral values used to secure the loan may be declining, or the Company may be concerned about the customer’s future business prospects.

Troubled Debt Restructuring

On a periodic basis, the Company may modify the terms of certain loans. In evaluating whether a restructuring constitutes a TDR, ASC 310; A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring, is determinative. In evaluating whether a restructuring constitutes a TDR, the Company must separately conclude that both of the following exist:

a.)	The restructuring constitutes a concession

b.)	The debtor is experiencing financial difficulties

ASC 310 provides the following guidance for the Company’s evaluation of whether it has granted a concession as follows:

If a debtor does not otherwise have access to funds at a market interest rate for debt with similar risk characteristics as the restructured debt, the restructured debt would be considered a below market rate, which may indicate that the Company may have granted a concession. In that circumstance, the Company should consider all aspects of the restructuring in determining whether it has granted a concession, the creditor must make a separate assessment about whether the debtor is experiencing financial difficulties to determine whether the restructuring constitutes a TDR.

A temporary or permanent increase in the interest rate on a loan as a result of a restructuring does not eliminate the possibility of the restructuring from being considered a concession if the new interest rate on the loan is below the market interest rate for loans of similar risk characteristics.

A restructuring that results in a delay in payment that is insignificant is not a concession. However, the Company must consider a variety of factors in assessing whether a restructuring resulting in a delay in payment is insignificant.

At December 31, 2016, the Company had three loan relationships with a total of eight loans classified as performing TDR. The largest loan relationship classified as a TDR is collateralized by non-owner occupied commercial real estate and was placed on interest only payments in 2014. At July 31, 2015, both loans were removed from interest only and are now paying monthly principal and interest payments in accordance with the Company’s loan policy. At December 31, 2016, the loan relationship has a balance of approximately $3.2 million.

The second TDR relationship includes two loans secured by a non-owner occupied commercial real estate property. For a period of one year beginning in the third quarter of 2015, this loan relationship was modified to allow the customer to make interest only payments. The owner has significant equity in the collateral and is attempting to the sell the asset to use the equity for unanticipated financial obligations. The aggregate loan balance of this relationship is $2.2 million. At December 31, 2016, the owner is making principal and interest payments on this loan.

The third TDR relationship consist of three multi-family properties and one non-residential real estate property in which the loans payments were modified as interest only beginning in January 2016. The aggregate loan balance of this relationship is $1.1 million.

There were no loans as of December 31, 2016 that have been modified as TDRs during 2016 and then subsequently defaulted in 2016 on their modified terms. At December 31, 2016, there are no commitments to lend additional funds to any borrower whose loan terms have been modified in a TDR.

A summary of the activity in loans classified as TDRs for the year ended December 31, 2016, is as follows:

	Balance at	New	Loss on	Transferred to	Loan	Balance at
	12/31/15	TDR	Foreclosure	Non-accrual	Amortization	12/31/16
Multi-family real estate	$—	816	—	—	(1)	815
Non-residential real estate	5,536	228	—	—	(118)	5,646

Total performing TDR	$5,536	1,044	—	—	(119)	6,461

A summary of the activity in loans classified as TDRs for the year ended December 31, 2015, is as follows:

	Balance at	New	Loss on	Transferred to	Loan	Balance at
	12/31/14	TDR	Foreclosure	Held For Sale	Amortization	12/31/15
Non-residential real estate	$3,284	2,265	—	—	(13)	5,536

Total performing TDR	$3,284	2,265	—	—	(13)	5,536

The Company originates loans to officers and directors and their affiliates at terms substantially equivalent to those available to other borrowers. Loans to officers and directors at December 31, 2016, and December 31, 2015, were approximately $4.9 million and $3.8 million, respectively. At December 31, 2016 and December 31, 2015, funds committed that were undisbursed to officers and directors approximated $380,000 and $493,000, respectively.

The following summarizes activity of loans to officers and directors and their affiliates for the years ended December 31, 2016, and December 31, 2015:

	2016	2015
Balance at beginning of period	$3,844	4,022
New loans	1,651	682
Principal repayments	(601)	(860)

Balance at end of period	$4,894	3,844